Revenue In Excess of Billings	9 Months Ended
Sep. 30, 2011
Revenue In Excess Of Billings [Abstract]
Revenue In Excess Of Billings [Text Block]
Note 3 –	Revenue in Excess of Billings

Revenue in excess of billings represents the amount revenue recognized for certain residential and commercial units in Kirin County project in accordance with percentage-of-completion method over the cumulative payments received from respective customers.  Pursuant to sales contracts, customers are required to pay a minimum 20% of the full contract amount as a down payment, and pay the remaining balances before delivery of the properties by the Company, which is expected to be within next twelve months.